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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      December 19, 1999
                                                ------------------------------



                           WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



             Ohio                         1-8116                 31-0785108
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                      Identification No.)

     4288 West Dublin-Granville Road, Dublin, Ohio             43017
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        (Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code       (614) 764-3100
                                                  ----------------------------



                                 Not Applicable
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         (Former name or former address, if changed since last report.)







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Item 1.    Changes in Control of Registrant.

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not applicable.

Item 3.    Bankruptcy or Receivership.

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not applicable.

Item 5.    Other Events.

           On December 19, 1999, the Company issued two press releases announcing the death of Gordon F. Teter, its Chairman of the Board, Chief Executive Officer and President. The second press release also noted that
           R. David Thomas, Senior Chairman of the Board, would actively supervise the management of the Company, and described the formation of a special Chairman's Management Council. The press releases are attached hereto as Exhibit 99(a) and Exhibit 99(b) and incorporated herein by reference.

Item 6.    Resignations of Registrant's Directors.

           Not applicable.

Item 7.    Financial Statements and Exhibits.

           Not applicable.

Item 8.    Change in Fiscal Year.

           Not applicable.



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Item 9.    Sales of Equity Securities Pursuant to Regulation S.

           Not applicable.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WENDY'S INTERNATIONAL, INC.


                                        By: /s/ Frederick R. Reed
                                            ------------------------------
                                            Frederick R. Reed
                                            Chief Financial Officer & Secretary

Date: December 20, 1999
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